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                                                                   EXHIBIT 10.67

                         VERTICAL CLUB LEASE ASSIGNMENT

                                 JANUARY 8, 1996



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                       ASSIGNMENT AND ASSUMPTION OF LEASE


        THIS ASSIGNMENT OF LEASE ("Assignment") is made as of the 8th day of January, 1996, by and between VERTICAL FITNESS AND RACQUET CLUB, LTD., a New York corporation ("Assignor"), and BALLY ENTERTAINMENT CORPORATION, a Delaware corporation ("Assignee").

        WHEREAS, Assignor has entered into that certain lease ("Lease") dated March 26, 1985, between Assignor, as tenant, and Vertical Club corporation, as landlord, relating to certain property known as The Vertical Club and located at 330 East 61st Street, New York, New York 10021 (the "Leased Premises"); and

        WHEREAS, as of the date hereof, Assignor is a wholly owned, indirect subsidiary of Assignee; and

        WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Lease, and Assignee desires to assume Assignor's right, title and interest in and to the Lease, subject to the provisions of this Assignment and the terms of the Lease.

        NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee hereby agree as follows:

        1. Effective as of January 8, 1996, (the "Effective Date"), Assignor does hereby assign to Assignee all of Assignor's right, title and interest in the Lease and Assignor's rights relative to the Leased Premises for the remainder of the term of the Lease, pursuant to the terms of the Lease, including, without limitation, Assignor's right, title and interest in and to all deposits held by the landlord, if any as security for the performance by Assignor of its obligations under the Lease.

        2. Effective as of the Effective Date, Assignee hereby accepts the foregoing assignment and, in consideration thereof, Assignee hereby covenants and agrees that, on and after the Effective Date4, Assignee will assume, observe, perform, fulfill and be bound by all terms, covenants, conditions and obligations of the Lease which are to be observed, preformed and fulfilled by the tenant thereunder, in the same manner and to the same extent as if Assignee, instead of Assignor, were originally named therein.

        3. Assignee hereby agrees to indemnify, defend and hold Assignor harmless from and against any and all liability, loss, damage, cost and expense, including, without limitation, reasonable attorneys' fees, which Assignor may or shall incur under the Lease by reason of any failure or alleged failure of Assignee to comply with or to perform any and all obligations on its part to be performed or complied with under any of the terms and conditions contained in the


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Lease which are to be performed on or after the Effective Date.

        4. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all liability, loss, damage, cost and expense, including, without limitation, reasonable attorneys' fees, which Assignee may or shall incur under the Lease by reason of any failure or alleged failure of Assignor to comply with or to perform any and all obligations on its part to be performed or complied with under any of the terms and conditions contained in the Lease which were to be performed before the Effective Date.

        5. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first written above.

                                            ASSIGNOR:

                                            VERTICAL FITNESS AND RACQUET
                                            CLUB, LTD.
                                            A NEW YORK CORPORATION

Sign: /s/ Barbara J. Snider                 By: /s/ Cary A. Gaan
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Print Name: Barbara J. Snider                   Cary A. Gaan
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                                            Its: Senior Vice President
                                                --------------------------------
Sign: /s/ Linda B. Motz
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Print Name: Linda B. Motz
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                                            ASSIGNEE:

                                            BALLY ENTERTAINMENT
                                            CORPORATION,
                                            A DELAWARE CORPORATION

Sign: /s/ Barbara J. Snider                 By: /s/ Lee S. Hillman
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Print Name: Barbara J. Snider                   Lee S. Hillman
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                                            Its: Treasurer
                                                --------------------------------
Sign: /s/ Linda B. Motz
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Print Name: Linda B. Motz
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